Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Bankers Healthcare Group, LLC (the “Company”)

Goldman Sachs & Co. LLC

BMO Capital Markets Corp.

Capital One Securities, Inc.

Truist Securities, Inc.

FHN Financial Securities Corp.

Regions Securities LLC

KKR Capital Markets LLC

(together, the “Specified Parties”)

Re: BHG Securitization Trust 2023-B – Data File Procedures

We have performed the procedures described below on the specified attributes in (i) an electronic data file entitled “BHG 2023-B AUP Tape 10032023.xlsx” provided by the Company on October 3, 2023, containing information on 1,823 commercial loans and unsecured consumer loans (the “Loans”) as of October 2, 2023 (the “Initial Data File”), and (ii) an electronic data file entitled “BHG 2023-B Incremental AUP Tape 10112023.xlsx” provided by the Company on October 11, 2023, containing information on 609 additional Loans as of October 10, 2023 (the “Incremental Data File,” and together with the Initial Data File, the “Data File”), which we were informed are intended to be included as collateral in the offering by BHG Securitization Trust 2023-B. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•

The term “Loan Agreement” means the following information provided by the Company: Financing Agreement, Loan Summary, Cash Flow Calculation, Application for Credit, Credit Report, and/or Verification of Funding.

•	The term “Loan Documents” means the following information sources provided by the Company:

•	Loan Agreement

•	Promissory Note

The Loan Documents were represented by the Company to be either the original Loan Documents, a copy of the original Loan Documents, and/or electronic records contained within the Company’s servicing systems. We make no representation regarding the validity or accuracy of these documents or the execution of the Loan Documents by the borrower.

•

The term “Company’s Asset System Files” means two (2) electronic data files entitled “BHG 2023-B Asset System File 10042023.xlsx” and “BHG 2023-B Incremental Asset System File 10122023.xlsx” provided by the Company on October 4, 2023, and October 12, 2023, respectively, containing: ApplicationNum, APR, FundDate, FICO, RiskGrade, UseOfFunds, Balance, TermRemaining, DTI, guarantorstatecode, Industry, UCCFlag, RepeatBorrower, Specialty, yearsinindustry, Income, AcquisitionChannel, Lockout, DeferralEndDate, BusinessStructureType, and DelinquencyStatus for the Selected Loans (defined below) from the Company’s asset system of record.

•	The term “Provided Information” means the Loan Documents, and Company’s Asset System Files.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of (i) 150 Loans from the Initial Data File, and (ii) 10 Loans from the Incremental Data File for a total of 160 Loans (the “Selected Loans”). A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from either the Initial Data File or the Incremental Data File.

B.

For each Selected Loan, we compared the specified attributes in the Data File listed below to or using the corresponding information included in the Provided Information. The Specified Parties indicated that the absence of any of the information in the Provided Information or the inability to agree the indicated information from the Data File to the Provided Information for each of the attributes identified constituted an exception. The Provided Information is listed in the order of priority.

Attribute	Provided Information

ApplicationNum	Loan Agreement, Promissory Note, Company’s Asset System Files

LoanType	Loan Agreement, Promissory Note

TotalFinanceAmount	Loan Agreement, Promissory Note

Term	Loan Agreement, Promissory Note

Rate	Loan Agreement, Promissory Note

Payment	Loan Agreement, Promissory Note

FirstPaymentDate	Loan Agreement, Promissory Note

RiskGrade	Company’s Asset System Files

Attribute	Provided Information

DTI	Loan Agreement, Promissory Note, Company’s Asset System Files

UseOfFunds	Loan Agreement, Promissory Note, Company’s Asset System Files

guarantorstatecode	Loan Agreement, Promissory Note

Income	Loan Agreement, Promissory Note, Company’s Asset System Files

FICO	Loan Agreement, Promissory Note, Company’s Asset System Files

APR	Loan Agreement, Promissory Note, Company’s Asset System Files

yearsinindustry	Company’s Asset System Files

BusinessStructureType	Company’s Asset System Files

Industry	Company’s Asset System Files

Specialty	Company’s Asset System Files

AcquisitionChannel	Company’s Asset System Files

PastDueDays	Company’s Asset System Files

Balance	Company’s Asset System Files

UCCFlag	Company’s Asset System Files

Lockout	Loan Agreement, Promissory Note, Company’s Asset System Files

RepeatBorrower	Company’s Asset System Files

DeferralEndDate	Company’s Asset System Files

FundDate	Company’s Asset System Files

TermRemaining	Company’s Asset System Files

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s /KPMG LLP

Irvine, California

October 17, 2023

Exhibit A

The Selected Loans

Selected Loan Number	Loan Application Number	Selected Loan Number	Loan Application Number	Selected Loan Number	Loan Application Number
1	xxx83724	31	xxx64776	61	xxx1110
2	xxx79810	32	xxx7965	62	xxx3182
3	xxx73461	33	xxx3910	63	xxx87153
4	xxx6069	34	xxx81946	64	xxx82276
5	xxx1886	35	xxx77713	65	xxx81885
6	xxx9858	36	xxx58293	66	xxx9545
7	xxx3031	37	xxx8118	67	xxx6435
8	xxx1418	38	xxx3122	68	xxx3603
9	xxx93449	39	xxx1195	69	xxx9628
10	xxx77460	40	xxx3657	70	xxx88158
11	xxx76294	41	xxx3439	71	xxx87145
12	xxx59074	42	xxx9900	72	xxx86448
13	xxx4679	43	xxx4158	73	xxx84723
14	xxx01152	44	xxx409	74	xxx81445
15	xxx85518	45	xxx84314	75	xxx80179
16	xxx81155	46	xxx64286	76	xxx4497
17	xxx74844	47	xxx3308	77	xxx5966
18	xxx8177	48	xxx5775	78	xxx89089
19	xxx5359	49	xxx5330	79	xxx85310
20	xxx3140	50	xxx91619	80	xxx82694
21	xxx0510	51	xxx83625	81	xxx77141
22	xxx7790	52	xxx77347	82	xxx68626
23	xxx3948	53	xxx72956	83	xxx7568
24	xxx1337	54	xxx2857	84	xxx4992
25	xxx2990	55	xxx4348	85	xxx2829
26	xxx0029	56	xxx2003	86	xxx7047
27	xxx82320	57	xxx76742	87	xxx4545
28	xxx81596	58	xxx57584	88	xxx260
29	xxx79117	59	xxx0289	89	xxx97372
30	xxx76784	60	xxx9389	90	xxx89850

A-1

Selected Loan Number	Loan Application Number	Selected Loan Number	Loan Application Number	Selected Loan Number	Loan Application Number
91	xxx84128	121	xxx2767	151	xxx5533
92	xxx62162	122	xxx85182	152	xxx91669
93	xxx4738	123	xxx79406	153	xxx4931
94	xxx9049	124	xxx76386	154	xxx2668
95	xxx3292	125	xxx72171	155	xxx76250
96	xxx7711	126	xxx67337	156	xxx94210
97	xxx84127	127	xxx6790	157	xxx93948
98	xxx9428	128	xxx7886	158	xxx91340
99	xxx2743	129	xxx87732	159	xxx5795
100	xxx9497	130	xxx85622	160	xxx90120
101	xxx7543	131	xxx73643
102	xxx5808	132	xxx7085
103	xxx0084	133	xxx5453
104	xxx82570	134	xxx7468
105	xxx82171	135	xxx9936
106	xxx76068	136	xxx7953
107	xxx68224	137	xxx93529
108	xxx2632	138	xxx82435
109	xxx7181	139	xxx77515
110	xxx93959	140	xxx1951
111	xxx86983	141	xxx2959
112	xxx83114	142	xxx82026
113	xxx4361	143	xxx80718
114	xxx7227	144	xxx74987
115	xxx5736	145	xxx0729
116	xxx1968	146	xxx7726
117	xxx1082	147	xxx7037
118	xxx8749	148	xxx3570
119	xxx0665	149	xxx6177
120	xxx6754	150	xxx3966

A-2